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                                  EXHIBIT 10.17

                            STOCK PURCHASE AGREEMENT


The shares of common stock offered and sold hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction. These shares have been offered and will be sold in reliance upon exemptions from the registration requirements of the securities act and such laws. The sale or other disposition of these shares is restricted in accordance with the Securities Act and such laws, and may only be made pursuant to a registration under the Securities Act and those laws unless an exemption from the registration requirements thereof is available. No offer, sale or other disposition of these shares may be made, directly or indirectly, except in accordance with the Securities Act and such laws, and the rules thereunder.

         STOCK PURCHASE AGREEMENT dated the 20th day of February, 2001 between NOCOPI TECHNOLOGIES, INC., a Maryland corporation (the "Company"), and WESTVACO BRAND SECURITIES, INC., a Delaware corporation (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Company proposed to offer and sell to Investor and Investor proposes to purchase from the Company an aggregate of 3,917,030 shares of the authorized and unissued common stock, par value $.0.01 per share (the "Shares") of the Company, all on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, the Company and Investor hereby agree as follows:

         1. Purchase and Delivery. Investor hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell to Investor, an aggregate of 3,917,030 Shares for an aggregate purchase price equal to $325,000. Investor shall promptly pay $300,000 on account of the purchase price to the Company in cash, by check or by wire transfer made in accordance with the Company's written instructions; the $25,000 balance of the purchase price shall be paid by crediting the Company's account payable to Investor and the Company shall promptly issue the Shares purchased to Investor. The Shares shall be represented by one or more share certificates, as Investor may reasonably direct.

         2. Investor's Representations and Warranties. Investor represents and warrants to the Company, and acknowledges and intends that the Company rely thereon, as follows:

                  (a) Investor is acquiring the Shares for Investor's own account, for investment purposes only and not with a view to making any distribution of such Shares, and no other person has a direct or indirect beneficial interest in such Shares;
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                  (b) Investor is aware that the Shares are not registered under the Securities Act or any state securities laws, and are restricted securities. The sale or other disposition of the Shares by Investor is restricted in accordance with the Securities Act and such laws, and may only be made pursuant to a registration under the Securities Act and those laws unless an exemption from the registration requirements thereof is available;

                  (c) Investor has investigated the purchase of the Shares to the extent Investor deems necessary or desirable. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the acquisition of the Shares and of making an informed investment decision with respect thereto and Investor has the ability to bear the economic risk of an investment in the Company and to withstand a complete loss of his investment. Investor is financially able to hold the Shares for an indefinite period of time;

                  (d) Investor has been furnished by the Company with copies of the Company's Annual Report on Form 10-KSB for the Company's fiscal year ended December 31, 1999, the Company's Quarterly Reports on Form 10-QSB for the Company's fiscal quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 as filed with the Securities and Exchange Commission (the "SEC") and all other reports filed by the Company with the SEC on or after March 31, 2000 (collectively, the "Company's SEC Reports"). Investor has been afforded an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of Investor's purchase of the Shares and all other relevant matters and has been afforded the opportunity to obtain any additional information (to the extent the Company had such information or could acquire it without unreasonable effort or expense);

                  (e) Investor understands that no United States federal or state agency or any agency of any other government has passed upon or made any recommendation or endorsement of any investment in the Company;

                  (f) Investor has not been organized for the purpose of purchasing the Shares.

                  (g) This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action of Investor and its execution and delivery by Investors does not and will not violate or conflict with Investor's Certificate of Incorporation or by-laws, any judgment or decree binding upon Investor or any material agreement to which Investor is a party or by which it is bound; (ii) the undersigned natural person executing this Agreement on behalf of Investor has the requisite right, power, capacity and authority to enter into this Agreement on Investor's behalf; and (iii) this Agreement will be binding on and enforceable against Investor in accordance with its terms.

         3. Representations and Warranties of the Company. The Company represents and warrants to Investor, and acknowledges and intends that Investor may rely thereon, as follows:


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                  (a) The Company's SEC Reports constitute all reports required to be filed with the SEC by the Company on or after March 30, 2000. When filed, each of the Company's SEC Reports (except to the extent revised or superseded by a subsequent filing) complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder and, to the Company's knowledge after reasonable inquiry, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of when they were made and the circumstances under which they were made, not misleading.

                  (b) This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company and its execution and delivery by the Company do not and will not violate or conflict with the Company's Articles of Incorporation or by-laws, any judgment or decree binding upon the Company or any material agreement to which the Company is a party or by which it is bound; (ii) the undersigned natural person executing this Agreement on behalf of the Company has the requisite right, power, capacity and authority to enter into this Agreement on the Company's behalf; and (iii) this Agreement will be binding on and enforceable against the Company in accordance with its terms;

                  (c) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland. The Company has all necessary corporate power and authority to operate its business and presently conducted and to enter into and perform its obligations under this Agreement. The Company's authorized capital consists of ___ shares of common stock, par value $__ per shares, of which ____ shares are issued and outstanding on the date hereof. Except as described in the Company's SEC Reports, there are outstanding no options, warrants or similar instruments entitling or authorizing any person to purchase shares of common stock of the Company. The Shares, when paid for and issued in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable.

                  (d) Except for the proceedings commenced against the Company by Euro-Nocopi, S.A in which certain shareholders of Euro-Nocopi have intervened as plaintiffs (which have been disclosed to Investor), there is no pending nor, to the Company's knowledge, threatened litigation or governmental investigation or proceeding against the Company.

         4. Limitations on Transfer to be Noted on Share Certificates. Investor under stands and acknowledges that the certificates evidencing the Shares will be marked with a restrictive legend reflecting the unregistered status of the Shares under the Securities Act and any applicable state securities laws. In addition, Investor acknowledges that a notation referring to such status and the resulting limitations on the transferability of the Shares will be placed in the transfer records of the Company to aid in the prevention of transfers of record without compliance with the foregoing restrictions.


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         5. Other Agreements. This Agreement shall become effective when it has been executed and delivered by the parties, provided that the parties shall also have executed and delivered a certain Registration Rights Agreement and a certain Collateral Assignment of Patent Rights, each of even date herewith.

         6. Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law rules or principles.

                  (b) This Agreement constitutes the entire agreement between the parties hereto with respect to Investor's purchase of the Shares, and no amendment, alteration or modification of this Agreement shall be valid, unless such amendment, alteration or modification is expressed in a written instrument duly executed by Investor and the Company.

                  (c) The representations and warranties made in Sections 2 and 3 of this Agreement shall survive for a period of one year following the consummation of the transactions contemplated hereby.

                  (d) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of Investor and the Company.

                  (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (e) If any of the provisions contained herein shall be deemed to be unenforceable for any reason, the parties hereto agree that this Agreement shall be interpreted so as to be enforceable to the greatest extent possible.


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         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

NOCOPI TECHNOLOGIES, INC.                   WESTVACO BRAND SECURITIES, INC.



By:_____________________________            By:______________________________
      Michael A. Feinstein, MD, Chairman          Stan Hart, President





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